FILED FOR RECORD
ORALIA G. TREVINO - COUNTY C
INST NO.062249
FILED ON: Jan 12, 2011 at 10:49:00

VOL 0318 PG 0625

ASSIGNMENT OF OIL, GAS, AND MINERAL LEASE

THE STATE OF TEXAS)
) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BEXAR)

THAT, Regency Energy, Inc., a Texas Corporation, 2242 S. Hwy. 83, Crystal City, Texas 78839, hereinafter referred to as Assignor, in considerations of the sum of Ten and no/100 Dollars ($10.00), cash in hand paid, and other valuable consideration, the receipt and adequacy of which is acknowledged, does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Gulfmark Resources, Inc., 45 NE Loop 410, Ste. 495, San Antonio, Texas 78216, hereinafter referred to as Assignee, all of the Assignor's right, title, and interest in and to the certain Oil, Gas, and Mineral Leases located in Zavala County, Texas, more particularly identified and described in Exhibit "A" attached hereto and made a part hereof.

THIS Assignment is made without warranty or recourse of any kind, express or implied, and is made subject to all existing royalties, overriding royalties and any other lease burdens, which shall be borne by Assignee to the extent of the interest herein assigned.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed on the 7th day of January, 2011.

REGENCY ENERGY, INC.

BY: ______________________
Royis Ward,
President and CEO

VOL 0318 PG 0626

ACKNOWLEDGMENT

STATE OF TEXAS)
)
COUNTY OF BEXAR)

This instrument was acknowledged before me on this 7th day of January 2011, by Royis Ward, PRESIDENT and CEO of REGENCY ENERGY, INC., on behalf of the corporation.

Angelina G Dosser
Notary Public in and for the State of Texas

My Commission Expires
05-24-2011

Angelina G Dosser
(Notary Printed Name)

ANGELINA G. DOSSER
NOTARY PUBLIC STATE OF TEXAS
COMMISSION EXPIRES:
05-24-2011

EXIBIT "A"

Assignment of Oil, Gas and Mineral Leases date January 7, 2011 by and between Regency Energy, Inc., Assignor, and Gulfmark Resources, Inc., Assignee.

1. OGML Dated February 27, 1974 from Chester Kiefer, Individually as Independent Executor and Testamentary Trustee under the Will of Charles Williams Kiefer, deceased, and Wanda Kiefer, a widow, to W. W. Hubert and recorded in Volume 12, page 241, Deed Records, Zavala County, Texas.
2. OGML dated August 4, 2010 from Meredith Ann Fletcher to Regency Energy, Inc.
3. OGML dated August 4, 2010 from John Pierpont Fletcher to Regency Energy, Inc.
4. OGML dated August 4, 2010 from Edith M. Fletcher Mertz to Regency Energy, Inc.
5. OGML dated August 4, 2010 from Bank of Oklahoma, N.A., Successor Trustee of the Chester Allen Kiefer Testamentary Trust to Regency Energy, Inc.

LEGAL DESCRIPION

4,261.50 acres of land, more or less, in Zavala County, Texas, and comprising the following tract: I. & G. N. R. R. Company- Block One:

ABSTRACT	SURVEY	CERTIFICATE	ACRES
208	5	2081	475.13
209	6	2082	646.55
210	7	2083	729.41
211	8	2084	725.16
212	9	2085	664.03
213	10	2086	88.40
217	14	2090	249.20
218	15	2091	682.02
I & G. N. R. R. Company -Block Two:			
275	55	2179	1.6
			4,261.50

SAVE AND EXCEPT the following described 100 acres:

- Tract One: Being 10 acres more or less out of the I. & G. N. R. R. Survey, 7 Abstract 210 surrounding in rectangle from the Chester Kiefer #3; RRC ID #09351; (API# 42-507-31984); of the KIEFER Field down to a depth of 1500 feet;
- Tract Two: Being 10 acres more or less out of the I. & G. N. R. R. Survey, 7 Abstract 210 surrounding in rectangle from the Chester Kiefer #4; RRC ID #09351; (API# 42-507-32019); of the KIEFER Field down to a depth of 1500 feet;
- Tract Three: Being 10 acres more or less out of the I. & G. N. R. R.Survey, 7 Abstract 210 surrounding in rectangle from the Chester Kiefer #5; RRC ID #09351; (API# 42-507-32020); of the KIEFER Field down to a depth of 1500 feet;
- Tract Four: Being 10 acres more or less out of the I. & G. N. R. R. Survey, 7 Abstract 210 surrounding in rectangle from the Chester Kiefer #6; RRC ID #09351; (API# 42-507-32090); of the KIEFER Field down to a depth of 1500 feet;
- Tract Five: Being 10 acres more or less out of the I. & G. N. R. R. Survey, 7 Abstract 210 surrounding in rectangle from the Chester Kiefer #7; RRC ID #09351; (API# 42-507-32120); of the KIEFER Field down to a depth of 1500 feet;

An Additional 50 acres, consisting of 10 acres each to a depth of 1500 feet, the proposed Kiefer #21, #22, #23, #24 and #25 to be drilled.

END OF EXIBIT "A"

INST NO.082249
FILED FOR RECORD
2011 Jan 12 at 10:49 AM
ORALIA G. TREVINO, COUNTY C
ZAVALA COUNTY, TEXAS
By: AM Adrian Mata, DEPUTY